EXHIBIT 99.1

IonQ Completes Acquisition of Vector Atomic, the Global Leader in

Advanced Quantum Sensing

Vector Atomic acquisition completes IonQ’s evolution into the most comprehensive quantum technology platform available today

COLLEGE PARK, MD – October 7, 2025 – IonQ (NYSE: IONQ), the world’s leading quantum company, today announced the successful completion of its acquisition of Vector Atomic, the leading quantum sensing company based in California. The all-stock transaction significantly expands and rounds out IonQ’s quantum technology platform by adding the world’s most advanced precision atomic clocks, inertial sensors, and synchronization hardware to its industry-leading computing and networking stack.

Vector Atomic brings to IonQ over 75 employees, which include world-class scientists, engineers, and operators with deep experience delivering quantum-based positioning, navigation, and timing systems for space, submarine, and airborne applications. The company’s sensing technology delivers ultra-precise picosecond timing which is capable of delivering 1,000x improvement in GPS accuracy.

Vector Atomic systems are deployable and field-validated from sea-proven gravimetry to, airborne clocks, to space-ready gyros, and offer highly reliable detection through inertial sensors capable of uncovering oil, gas, and rare earth elements. The company’s intellectual property portfolio further bolsters IonQ’s 1,000+ patent portfolio with 29 pending and issued patents and technologies used in programs such as the U.S. Department of Defense’s X-37B orbital test vehicle.

“The acquisition of Vector Atomic marks an exciting expansion for IonQ as we advance toward fully integrated quantum systems that deliver real-world impact across multiple industries,” said Niccolo de Masi, Chairman and CEO of IonQ. “This acquisition broadens and deepens our full-stack quantum industry leadership by adding world-class, field-deployed sensing capabilities to our existing quantum computing and quantum networking solutions.”

Already a proven national security partner with over $200M in U.S. government contracts, Vector Atomic’s world-renowned sensing and timing portfolio will be integrated into IonQ’s commercial and government offerings, with particular impact on defense and space industries. This addition adds to IonQ’s government-focused initiatives and reinforces the company’s roadmap toward scalable, real-world quantum advantage.

“At Vector Atomic, we’ve focused on developing quantum sensors and clocks that perform in the most demanding environments, from undersea to space,” said Dr. Jamil Abo-Shaeer, CEO and Co-founder of Vector Atomic. “By joining IonQ, we can accelerate that mission, expand into broader markets, and integrate our technologies into systems that redefine what quantum can deliver.” Dr. Abo-Shaeer will remain with IonQ, continuing his pioneering work on quantum sensing technology.

This acquisition follows a series of strategic moves by IonQ to build the most comprehensive portfolio in the quantum sector. In the last 12 months, IonQ has acquired Oxford Ionics, Capella Space, Lightsynq Technologies, Qubitekk, and secured a majority stake in ID Quantique.

About IonQ

IonQ, Inc. [NYSE: IONQ] is the world’s leading quantum company delivering solutions to solve the world’s most complex problems. IonQ’s current generation quantum computers, IonQ Forte and IonQ Forte Enterprise, are the latest in a line of cutting-edge systems that have been helping customers and partners such as Amazon Web Services, AstraZeneca, and NVIDIA achieve 20x performance results.

The company is accelerating its technology roadmap and intends to deliver the world’s most powerful quantum computers with 2 million qubits by 2030 to accelerate innovation in drug discovery, materials science, financial modeling, logistics, cybersecurity, and defense. IonQ’s advancements in quantum networking and sensing also position the company as a leader in building the quantum internet.

The company’s innovative technology and rapid growth were recognized in Newsweek’s 2025 Excellence Index 1000, Forbes’ 2025 Most Successful Mid-Cap Companies list, and Built In’s 2025 100 Best Midsize Places to Work in Washington DC and Seattle, respectively. Available through all major cloud providers, IonQ is making quantum computing more accessible and impactful than ever before. Learn more at IonQ.com.

IonQ Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Some of the forward-looking statements can be identified by the use of forward-looking words. Statements that are not historical in nature are intended to identify forward-looking statements. These statements include those related to the IonQ’s quantum computing capabilities and plans; IonQ’s technology driving commercial quantum advantage or delivering scalable, fault-tolerant quantum computing in the future; the relevance and utility of quantum algorithms and applications run on IonQ’s quantum computers; the necessity, effectiveness, and future impacts of IonQ’s offerings available today; and the scalability, fidelity, efficiency, viability, accessibility, effectiveness, importance, reliability, performance, speed, impact, practicality, feasibility, and commercial-readiness of IonQ’s offerings. Forward-looking statements are predictions, projections, and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: IonQ’s ability to implement its technical roadmap; changes in the competitive industries in which IonQ operates, including development of competing technologies; IonQ’s ability to deliver, and customers’ ability to generate, value from IonQ’s offerings; IonQ’s ability to deliver higher speed and fidelity gates with fewer errors, enhance information transfer and network accuracy, or reduce noise and errors; IonQ’s ability to sell effectively to government entities and large enterprises; changes in laws and regulations affecting IonQ’s and its suppliers’ businesses; IonQ’s ability to implement its business plans, forecasts, roadmaps and other expectations, to identify and realize partnerships and opportunities, and to engage new and existing customers; IonQ’s ability to effectively enter new markets; IonQ’s ability to deliver services and products within currently anticipated timelines; IonQ’s inability to attract and retain key personnel; IonQ’s inability to effectively integrate its acquisitions; IonQ’s customers deciding or declining to extend contracts into new phases; the inability of IonQ’s suppliers to deliver components that meet expectations timely; changes in U.S. government spending or policy that may affect IonQ’s customers; and risks associated with U.S. government sales, including availability of funding and provisions that allow the government to unilaterally terminate or modify contracts for convenience; changes in laws and regulations affecting IonQ’s patents; and IonQ’s ability to maintain or obtain patent protection for its products and technology, including with sufficient breadth to provide a competitive advantage. You should carefully consider the foregoing factors and the other risks and uncertainties disclosed in the Company’s filings, including but not limited to those described in the “Risk Factors” section of IonQ’s most recent periodic financial report (10-Q or 10-K) filed by IonQ with the Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and IonQ assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. IonQ does not give any assurance that it will achieve its expectations. IonQ may or may not choose to practice or otherwise use the inventions described in the issued patents in the future.

Contacts

IonQ Media contact:

press@ionq.co

IonQ Investor Contact:

investors@ionq.co